Exhibit 99.1

Trump Media to Adopt Secure Payment Processing

Truth.Fi Brand to Incorporate Moov Payment Technology,
 Enabling Video Streaming Subscriptions

SARASOTA, Fla., February 3, 2025 (GLOBE NEWSWIRE) -- Trump Media and Technology Group Corp. (Nasdaq: DJT) (“TMTG”), operator of the social media platform Truth Social and the streaming platform Truth+, is announcing today that the company has signed an agreement with the payment processor vendor Moov to handle payment processing for the Truth Social platform and the Truth+ video streaming service.

The partnership will provide users with flexible methods of payment including credit cards, ACH transfers, and debit cards. Harnessing Moov’s robust privacy protections and uncancellable tech stack, the deal will allow TMTG to begin monetizing aspects of its platforms and to offer subscription packages on Truth+ while laying the infrastructure for other potential e-commerce activity.

Secure payment processing will be part of TMTG’s new Truth.Fi brand, which spans financial services and FinTech solutions to be incorporated into TMTG’s platforms. The TMTG board of directors recently approved the creation of customized separately managed accounts (“SMAs”) and customized exchange-traded funds (“ETFs”) in 2025 under the Truth.Fi brand.

TMTG CEO and Chairman Devin Nunes said, “We committed to deliver uncancellable platforms to Truth users, and Moov will allow us to continue fulfilling that promise. We plan to offer premium Truth+ subscription packages that will attract viewers looking for family-friendly streaming channels and a wide array of on-demand content, all delivered at ultra-fast speed through TMTG’s proprietary streaming infrastructure.”

“TMTG is building a dynamic platform for free expression, and we’re excited to support their growth with embedded secure payment processing,” said Moov’s CEO Wade Arnold. “By eliminating intermediaries, Moov provides greater reliability and scalability, faster settlements, and a superior payment experience for their users.”

TMTG aims to begin rolling out Truth+ subscription packages this year.

About TMTG

The mission of TMTG is to end Big Tech’s s assault on free speech by opening up the Internet and giving people their voices back. TMTG operates Truth Social, a social media platform established as a safe harbor for free expression amid increasingly harsh censorship by Big Tech corporations, as well as Truth+, a TV streaming platform focusing on family-friendly live TV channels and on-demand content. TMTG is also launching Truth.Fi, a financial services and FinTech brand incorporating America First investment vehicles.

About MOOV

Moov is a new kind of payment processor, built from scratch in the cloud to make payments easier for developers & businesses. With Moov, businesses accept, store, send, and spend money — all through one simple integration. Moov is driven by a give-first mindset and supports a thriving network of developers with open-source libraries and a growing community. Discover how Moov can transform your payment operations at moov.io.

Investor Relations Contact

Shannon Devine (MZ Group | Managing Director - MZ North America)
Email: shannon.devine@mzgroup.us

Media Contact

press@tmtgcorp.com

Cautionary Statement About Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements contained in this press release that are not historical facts are forward-looking statements and include, for example, statements regarding, among other things, the plans, strategies, and prospects, both business and financial, of TMTG. We have based these forward-looking statements on our current expectations about future events, including the rollout of products and features and the future plans, timing and potential success of our future collaborations. The forward-looking statements included in this press release are based on our current beliefs and expectations of our management as of the date of this press release. These statements are not guarantees or indicative of future performance. Although we believe that our plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “soon,” “goal,” “intends,” or similar expressions. Forward-looking statements are not guarantees of future performance, and involve risks, uncertainties and assumptions that may cause our actual results to differ materially from the expectations that we describe in our forward-looking statements. There may be events in the future that we are not accurately able to predict, or over which we have no control. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, our ability to recognize the anticipated benefits of Truth.Fi and our future collaborations; the possibility that we may be adversely impacted by economic, business, and/or competitive factors; our limited operating history making it difficult to evaluate our business and prospects; our inability to effectively manage future growth and achieve operational efficiencies; our inability to grow or maintain our active user base; our inability to achieve or maintain profitability; occurrence of a cyber incident resulting in information theft, data corruption, operational disruption and/or financial loss; potential diversion of management’s attention and consumption of resources as a result of new products and strategies; and those additional risks, uncertainties and factors described in more detail under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, and in our other filings with the Securities and Exchange Commission. We do not intend, and, except as required by law, we undertake no obligation, to update any of our forward-looking statements after the issuance of this press release to reflect any future events or circumstances. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.